QCR Holdings, Inc.
a relationship driven organization™

WELCOME
2011 Annual Meeting of Stockholders
May 4, 2011
James J. Brownson, Chairman

QCR Holdings, Inc.
Brief Financial Review
Key Industry Issues
QCR Holdings, Inc. Strategic Direction

SEC Disclosure
Some of the information we will be providing today falls
under the guidelines for forward-looking statements as
defined by the SEC.
As part of these guidelines, we must point out that any
statements made during this meeting that discuss our
hopes, beliefs, expectations or predictions of the future
are forward-looking statements, and our actual results
could differ materially from those projected. Additional
information on these factors is included from time to time in our 10-K and 10-Q filings which can be obtained
by contacting the Company or the SEC.

2006	2007	2008	2009	2010
Net interest income	$29,896	$34,352	$44,128	$50,662	$49,864
Non-interest income	$10,998	$13,499	$14,426	$15,547	$15,406
Non-interest expense	($34,063)	($35,734)	($42,334)	($46,937)	($48,549)
Income before provisions	$6,831	$12,117	$16,220	$19,272	$16,721
Provision expense	($3,284)	($2,336)	($9,222)	($16,976)	($7,464)
Income before taxes	$3,547	$9,781	$6,998	$2,296	$9,257
Income taxes	($724)	($2,893)	($1,735)	($247)	($2,449)
Income from continuing operations	$2,823	$6,888	$5,263	$2,049	$6,808

QCR Holdings, Inc.
a relationship driven organization

Summary of Financial Results 2006 - 2010

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
QCRH
Peer Mean

QCR HOLDINGS, INC.
a relationship driven organization™

Source: SNL Financial

NPAs / Total Assets
4.34%
2.73%
2.36%

3.0%
2.5%
2.0%
1.5%
1.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
QCRH
Peer Mean

QCR HOLDINGS, INC.
a relationship driven organization™

Source: SNL Financial

Reserves / Loans
2.79%
1.74%
1.79%

3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
QCRH
Peer Mean

QCR HOLDINGS, INC.
a relationship driven organization

Source: SNL Financial

NCOs / Average Loans
.87%
1.90%
.24%

QCR
HOLDINGS, INC.
a relationship driven organization™

Rockford, IL
Quad Cities, IA & IL
Cedar Rapids, IA
Brookfield, WI
QCR Holdings, Inc. Subsidiary Locations

First Quarter 2011 Market Composites*

                                                                                                  Total Return
                                                                                            Quarter       One Year

Stocks

           Dow Jones Industrial Average                                    7.07%            16.49%

           Standard & Poor 500                                                  5.92%           15.65%

           Large-Cap Core                                                          5.41%           13.47%

           Multi-Cap Core                                                            6.07%           16.69%

           U.S. Diversified Equity Fund Average                          6.04%           17.65%

 Bonds

           Short-Intermediate U.S. Government                           0.10%             2.59%

           Intermediate U.S. Government                                     0.03%             3.68%
           Short-Intermediate Municipal Debt                               0.39%            1.86%

           Intermediate Municipal Debt                                         0.62%             2.08%

 * Source: Barrons - Lipper Mutual Funds Quarterly - 4/9/11

$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Volume
Closing Stock Price
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11

QCR HOLDINGS, INC.

a relationship driven organization

QCR Holdings, Inc. Closing Stock Price and Volume Last 3
years

$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3,000.00
$2,500.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$0.00
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
QCR Holdings, Inc.
NASDAQ Bank Index

QCR HOLDINGS, INC.
a relationship driven organization™

Closing Price - QCR Holdings, Inc. and NASDAQ Bank
Index Last 3 years

$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$0.00
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
QCR Holdings, Inc.
S&P 500 Index

QCR HOLDINGS, INC.
a relationship driven organization™

Closing Price - QCR Holdings, Inc. and S&P 500 Index
Last 3 years

Consumer De-Leveraging Has Continued

Mortgage Debt & Home Equity as a % of Disposable Personal Income
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
140%
120%
100%
80%
60%
40%
1Q98
3Q98
1Q99
3Q99
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
Total Household Debt
Mortgage Debt
Home Equity

Source: KBW Research and Federal Reserve.

KBW

9

Credit Deterioration

Industry Average: NPAs to Assets (%)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3Q90
2Q91
1Q92
4Q92
3Q93
2Q94
1Q95
4Q95
3Q96
2Q97
1Q98
4Q98
3Q99
2Q00
1Q01
4Q01
3Q02
2Q03
1Q04
4Q04
3Q05
2Q06
1Q07
4Q07
3Q08
2Q09
1Q10
4Q10

Note: Average NPAs to Assets of all publicly traded banks at 4Q10.

Source: KBW Research and SNL Financial.

11

Non-Performing Assets Have Shown Signs of Stabilization

Non-Performing Assets to Average Loans were on the rise for the banking industry from 1Q06 – 1Q10.

Non-Performing Assets to Average Loans (%)
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Note: Average NPAs to Average Loans of all publicly traded banks at 4Q10.

Source: KBW Research and SNL Financial.

12

Deposit Growth Has Slowed Dramatically

Annual Change in Deposits (%)
2.1%
4.4%
5.3%
5.6%
7.0%
7.6%
4.1%
9.1%
4.7%
7.1%
7.4%
11.1%
8.6%
10.8%
8.6%
10.6%
3.1%
2.2%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
12%
10%
8%
6%
4%
2%
0%

Data is for all FDIC Commercial Banks

Source: KBW Research, FDIC.

18

How Much TARP is Left?

KBW TARP TRACKER:	# Companies	$ B
Initial TARP Investment	**707**	**204.9**
Complete Repayments	116	(178.6)
CDCI Conversions	28	(0.4)
Partial Repayments	13	(0.2)
TARP Losses	4	(2.6)
Remaining TARP Investment	**559**	**23.3**

TARP Warrant Dispositions:	# Companies	$ B
Repurchased	86	3.6
Auctioned	18	3.8
	104	**7.4**

Note: As of U.S. Treasury Department's Transactions Report for period ending March 31, 2011.

Source: SNL Financial, U.S. Treasury Department.

KBW

24

Bricks & Mortar

FDIC-Insured Com'l Bnks: # of Institutions & Total Offices (U.S. & Other Areas)
Institutions
Offices
# of Offices
# of Institutions
100,000
95,000
90,000
85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
12,500
11,875
11,250
10,625
10,000
9,375
8,750
8,125
7,500
6,875
6,250
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

79

FDIC Opportunity Pipeline Builds

National Trends in FDIC's "Problem List"

Number of Institutions
Assets ($bn)
1000
800
600
400
200
0
$480
$360
$240
$120
$0
Assets ($bn)
80
52
50
76
252
305
416
552
702
775
829
860
884

	2004	2005	2006	2007	2008	2009Q1	2009Q2	2009Q3	2009Q4	2010Q1	2010Q2	2010Q3	2010Q4
Failed Institutions:	4	0	0	3	25	21	24	50	45	41	45	41	30
Failed Assets ($bn):	$2	$0	$0	$3	$374	$10	$27	$70	$66	$23	$50	$14	$9

Source: SNL Financial and FDIC.

KBW

34

Recent Bank & Thrift Failures

316 Bank & Thrift Failures (January 2009 – February 2011)

CANADA
UNITED STATES
MEXICO
TEXAS
IOWA
THE BAHAMAS

Map Legend: $ in deposits for failed institutions delinlated by pinpoint shape (through 2/28/2011)

- In excess of $5B (7 institutions)
- $1B – $5B (37 institutions)
- $100M – $1B (200 institutions)
- Under $100M (72 institutions)

73

Banks in Iowa and Missouri experienced the greatest asset growth in the region in 2010

Wisconsin Banking Industry Overview

Asset Growth
2009Q4 – 2010Q4
Illinois and Neighboring States*
Asset Growth (%)
4.0%
2.0%
0.0%
-2.0%
-4.0%
Illinois
2.0%
206
Missouri
3.4%
129
Wisconsin
-2.3%
77
Michigan
-3.3%
69
Iowa
3.5%
66
Minnesota
1.2%
65
Indiana
-1.7%
65
Total assets – 2010Q4 ($B)

*Excludes institutions with >$20B assets
Source: SNL Financial

SNLFinancial

Confidential – Not for Redistribution

13

Earnings improved in all states in the region, with the greatest dollar improvement in Illinois and Michigan

Net Income

Net Income
Illinois and Neighboring States*
2010Y
800
600
400
200
0
-200
-400
-600
-800
-1,000
Net Income ($M)
210
714
137
-826
487
220
318
Illinois
Missouri
Wisconsin
Michigan
Iowa
Minnesota
Indiana

2009 – 2010 % Change	N.A.**	310%	N.A.**	N.A.**	21%	117%	N.A.**

*Excludes institutions with >$20B assets
**Net income in 2009 was negative
Source: SNL Financial

SNLFinancial

Confidential – Not for Redistribution

17

Loans and leases declined across the entire region, with the greatest drop in Michigan

Growth in Loans and Leases

Growth in Loans and Leases
Illinois and Neighboring States*
2010Y
Growth in Loans ($M)
0
-500
-1,000
-1,500
-2,000
-2,500
-3,000
Illinois
Missouri
Wisconsin
Michigan
Iowa
Minnesota
Indiana
-1,399
-2,732
-2,375
-2,840
-325
-1,935
-1,877

2009 – 2010 % Change	-1%	-4%	-4%	-6%	-1%	-4%	-4%

*Excludes institutions with >$20B assets
Source: SNL Financial

SNL Financial

Confidential – Not for Redistribution

26

Deposit growth was most significant in Missouri, up more than $5 billion from 2009 to 2010

Growth in Deposits

Growth in Deposits
Illinois and Neighboring States*
2010Y
Growth in Deposits ($M)
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
4,903
5,553
-338
-392
2,486
1,303
451
Illinois
Missouri
Wisconsin
Michigan
Iowa
Minnesota
Indiana

2009 – 2010 % Change	Illinois	Missouri	Wisconsin	Michigan	Iowa	Minnesota	Indiana
	3%	6%	-0.5%	-1%	5%	2%	1%

*Excludes institutions with >$20B assets
Source: SNL Financial

SNL Financial
Confidential – Not for Redistribution
30

Banks in Michigan had the highest levels of non-performing assets in the region

NPAs/Total Assets

NPAs / Total Assets
Illinois and Neighboring States*
2010Y
NPAs/Total Assets (%)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.26
2.97
4.41
7.56
1.85
4.47
2.90
Illinois
Missouri
Wisconsin
Michigan
Iowa
Minnesota
Indiana

*Excludes institutions with >$20B assets
Source: SNL Financial

SNLFinancial

Confidential – Not for Redistribution

44

General Information:			
Institution		**Ticker**	**Assets**
QCR Holdings, Inc.		**QCRH**	**1,837**
Peer Group:			
MB Financial, Inc.		MBFI	10,320
CVB Financial Corp.	(1)	CVBF	6,498
Pinnacle Financial Partners, Inc.	(1)	PNFP	4,821
Taylor Capital Group, Inc.		TAYC	4,484
Heartland Financial USA, Inc.		HTLF	3,999
First Busey Corporation		BUSE	3,605
Enterprise Financial Services Corp		EFSC	2,806
Southwest Bancorp, Inc.	(1)	OKSB	2,779
MainSource Financial Group, Inc.	(1)	MSFG	2,768
Lakeland Financial Corporation	(1)	LKFN	2,749
CoBiz Financial Inc.	(1)	COBZ	2,413
Old Second Bancorp, Inc.		OSBC	2,124
Hills Bancorporation		HBIA	1,931
Macatawa Bank Corporation		MCBC	1,578
Mercantile Bank Corporation	(1)	MBWM	1,577
Horizon Bancorp	(1)	HBNC	1,382
West Bancorporation, Inc.		WTBA	1,305
Baylake Corp.	(1)	BYLK	1,019
Ames National Corporation	(1)	ATLO	1,004
Mercantile Bancorp, Inc.		MBR	929
Average:			**3,005**
Median:			**2,581**

QCR HOLDINGS, INC.
a relationship driven organization™

Source: SNL Financial. Data for the quarter ended 12/31/2010
(1) Data as of 3/31/2011

Proxy Peer Group

Bakersfield
Santa Maria
Kern
58
Santa Barbara
Ventura
Oxnard
San Bernardino
210
Riverside
Los Angeles
Orange
15
5
San Diego
Mexicali
Willmar
St. Paul
Chippewa
Eau Claire
Clark
WISCONSIN
Green Bay
Antigo
Traverse City
Oshkosh
Pleasant
Saginaw
Codington
Spink
Renville
Brookings
Redwood
Beadle
Murray
Blue Earth
Rochester
Fond Du Lac
Dodge
Mitchell
Sioux Falls
Martin
Freeborn
Fillmore
Vernon
Milwaukee
Hutchinson
Lyon
Spencer
Mason City
Iowa
Allegan
U N I T E D   S T A T E S
Knox
Woodbury
Fort Dodge
Cedar Falls
Dubuque
Rockford
Kalamazoo
Ann Arbor
I O W A
Cedar Rapids
Boone
Tama
Chicago
South Bend
Fort Wayne
Platte
Des Moines
Columbus
Omaha
80
Creston
Henry
Grand Island
Lincoln
Peoria
INDIANA
Buffalo
Lexington
Hastings
Otoe
Centerville
Keokuk
Kokomo
Muncie
Logan
Perkins
Chase
Frontier
Nodaway
35
Sullivan
McLean
Anderson
Dayton
Denver
Wray
Dundy
Yuma
Holdrege
Beaver City
I L L I N O I S
74
Rawlins
Norton
Jewell
29
St. Joseph
Linn
Quincy
Springfield
Adams
Indianapolis
70
Sheridan
Marshall
Atchison
Chariton
Effingham
Bloomington
Cincinnati
Colorado Springs
Cheyenne
Logan
Osborne
Cloud
Ottawa
Kansas City
Greene
Lincoln
Gove
Ellis
Topeka
Saline
Cooper
Vincennes
Washington
Pueblo
Kiowa
Greeley
Ness
K A N S A S
McPherson
Emporia
Cass
Warrensburg
Jefferson City
St. Louis
Wayne
Louisville
La Junta
Barton
Chase
Clinton
Mount Vernon
Evansville
Lexington
Bent
Otero
Hamilton
Hodgeman
Edwards
Pratt
Reno
Wichita
Bourbon
Carbondale
Owensboro
Las Animas
Baca
Stevens
Meade
Comanche
Ford
M I S S O U R I
Laclede
Barton
Springfield
Eminence
Cape Girardeau
KENTUCKY
Bowling Green
Colfax
Union
Cimarron
Liberal
Texas
Beaver
Harper
Alva
Jasper
Miami
Newton
Douglas
Carter
Ozark
Hopkinsville
Poplar Bluff
Clarksville
Dallam
Hansford
Lipscomb
Woodward
Enid
Garfield
Major
Osage
McDonald
Ripley
Carroll
Fulton
Clay
55
Dyersburg
Nashville
Murfreesboro
Las Vegas
Harding
Hartley
Roberts
Moore
Dewey
Roger Mills
Tulsa
Rogers
Muskogee
Madison
Searcy
Lawrence
Oklahoma City
Oldham
Amarillo
Beckham
40
Sequoyah
ARKANSAS
Poinsett
Cross
Memphis
Savannah
Chattanooga
NEW MEXICO
Deaf Smith
Donley
O K L A H O M A
Russellville
Huntsville
T E N N.

Source: SNL Financial, MapPoint
COBZ
CVBF
OKSB
ATLO
WTBA
HBIA
QCRH
MBR
EFSC
PNFP
HTLF
BUSE
BYLK
MSFG
LKFN
HBNC
OSBC
TAYC
MBFI
MCBC
MBWM
Proxy Peer Group - Headquarters Map

Peer Comparisons
	QCRH	Average	Median
Assets	$1.8 Billion	$ 3 Billion	$2.6 Billion
Total Capital	13.7%	14.3%	15.2%
TCE	3.56	6.38	6.87
Texas Ratio	33.6	58.8	35.3
NPAs/Assets	2.7	4.3	3
ROE	5	(7)	6
Efficiency	68	64	64
Price/Tangible Book	0.6	1.4	1.4

In Millions of Dollars

80
70
60
50
40
30
20
10
0
Dec-07
Dec-08
Dec-09
Dec-10
Book Value of Stock
Fair Market Value

QCR Holdings, Inc.
a relationship driven organization

Book Value Per Share vs. Market Value Per Share

46.80%

Issues Impacting Market Value Per Share
•   Low Tangible Common Equity Ratio - More Common
     Shares?
•   Treasury Capital of $38.2 Million - How will it be
     Redeemed?
•   Asset Quality Questions - Have NPA’s Peaked?
•   “Normalized” Earnings - When and What?
•   Low Trading Volume - Difficult for New Shareholders to
     “Buy-In”.

QCR Holdings’ Strategic Direction
•   Tell the Story:
      – Very Positive Asset Quality Results
      – Grow TCE and Fund Treasury Capital without Common
             Equity Raise.
      – Focus on Growing EPS Faster than we Grow Assets
      – Expanded Investor Relations Program to Attract New
             Shareholders
•   Execute on what is Possible in the Quad Cities, Cedar
       Rapids, and Rockford Communities and with our Leasing
       Subsidiary - m2 Lease Funds
•   Repeat!

QCR
HOLDINGS, INC.
a relationship driven organization™

Thank You.
Thank you for your continued support.